Subsequent Event	12 Months Ended
Apr. 30, 2017
Subsequent Events [Abstract]
Subsequent Events [Text Block]

NOTE 18	SUBSEQUENT EVENT
On May 30, 2017, we announced a definitive agreement to acquire the Wesson® oil brand from Conagra Brands, Inc. (“Conagra”). The all-cash transaction, which is expected to be funded primarily with debt, is valued at approximately $285.0. We anticipate the addition of the Wesson brand will add annual net sales of approximately $230.0.
Following the close of the transaction, Conagra will continue to manufacture products sold under the Wesson brand and provide certain other transition services for up to one year. After the transition period, we expect to consolidate Wesson production into our existing oils manufacturing facility in Cincinnati, Ohio. The closing of the transaction is subject to the fulfillment of customary closing conditions, including receipt of regulatory approvals.